IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: Ecotality, Inc.	)	CASE NO. 2:13-BK-16127 (RJH)
	)	
	)	**BUSINESS AND INDUSTRY**
	)	**MONTHLY OPERATING REPORT**
	)	
	)	MONTH OF November 30, 2013
	)	
	)	DATE PETITION FILED: 9/16/2013
Debtor	)	
	)	TAX PAYER ID NO. : 68-0515422

Nature of Debtor's Business: _______In process of liquidating assets, minimal operations at this time.___________

DATE DISCLOSURE STATEMENT FILED ___________ TO BE FILED X

DATE PLAN OF REORGANIZATION FILED ___________ TO BE FILED X

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Susie Herrmann	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE
Susie Herrmann, CFO	12/18/2013
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE
PRINTED NAME OF PREPARER	DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336, Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 2:13-BK-16127 (RJH)

CURRENT MONTH"S
RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS															
	Operating	Savings	Payroll-FSA	Payroll	Lloyds TSB	BofA - Collateral	Adeq Assurance Utility Deposit	Chapter 7 Bankruptcy	Creditors' Committee Carve Out	Merrill Lynch Investment	Petty Cash	Wells Fargo	Innergy Operating	Innergy Payroll	Innergy Incoming Wires	**Total**
	# 1311	# 0819	# 1770	# 2028	# 0434	# 8468	# 4411	# 4424	# 4602	#7005		# 1500	# 6103	# 6116	# 6129	
Balance at Beginning of Period	3,330,259.44	6.38	4,787.26	6,371.87	971.27	-	124,000.00	10,000.00	30,000.00	258.32	151.72	-	127,288.56	386.46	29,963.55	3,664,444.83
RECEIPTS																
Cash Sales													55,803.55			55,803.55
Accounts Receivable																-
Loans and Advances																-
Sale of Assets	55,000.00															55,000.00
Transfers from Other DIP Accounts				69,500.00												69,500.00
COBRA reimbursement	15,443.95															15,443.95
Reimburse Payroll Retention																-
Interest Income																-
Other - Income Tax Receivable	500.00															500.00
																-
TOTAL RECEIPTS	70,943.95	-	-	69,500.00	-	-	-	-	-	-		-	55,803.55	-	-	196,247.50
DISBURSEMENTS																
Business - Ordinary Operations	75,989.18										0.55		10,211.40			86,201.13
Business - Labor Expenses	32,136.98		2,347.34	64,008.85												98,493.17
Capitol Improvements																-
Pre-Petition Debt																-
Transfers to Other DIP Accounts	69,500.00															69,500.00
Other (attach list)																-
																-
																-
Reorganization Expenses:																-
Attorney Fees	10,035.83															10,035.83
Accountant Fees																-
Other Professional Fees	116,565.93															116,565.93
U. S. Trustee Quarterly Fee	1,625.00				971.27											2,596.27
Court Costs																-
																-
TOTAL DISBURSEMENTS	305,852.92	-	2,347.34	64,008.85	971.27	-	-	-	-	-	0.55	-	10,211.40	-	-	383,392.33
Balance at End of Month	3,095,350.47	6.38	2,439.92	11,863.02	-	-	124,000.00	10,000.00	30,000.00	258.32	151.17	-	172,880.71	386.46	29,963.55	3,477,300.00

*Information provided above should reconcile with balance sheet and income statement amounts

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	383,392.33
Less: Transfers to Other DIP Accounts	(69,500.00)
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	313,892.33

Case Number: 2:13-BK-16127 (RJH)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

REVENUES	Current Month	Year to Date	Total SInce Filing
Gross Revenue	111,414.00	981,865.21	193,253.00
Less: Returns & Discounts	-	-	-
Net Revenue	111,414.00	981,865.21	193,253.00
COST OF GOODS SOLD			
Material	57,687.06	336,430.33	74,281.19
Direct Labor	7,047.53	66,874.99	12,353.97
Direct Overhead (attach detail)	-	0.00	-
Total Cost of Goods Sold	64,734.59	403,305.32	86,635.16
GROSS PROFIT	46,679.41	578,559.89	106,617.84
OPERATING EXPENSES			
Officer/Insider Compensation	28,986.04	1,211,062.14	163,970.99
Selling & Marketing (attach detail)	-	-	-
General & Administrative (attach detail)	134,981.49	5,329,334.61	981,903.63
Other Expenses (attach detail)	-	-	-
Total Operating Expenses	163,967.53	6,540,396.75	1,145,874.62
Income Before Non-operating Income and Expense	(117,288.12)	(5,961,836.86)	(1,039,256.78)
OTHER INCOME & (EXPENSE)			
Other Income (attach list)	-	(23,045.19)	37.78
Other Expense (attach list)	-	(133,500.99)	8,940.23
Interest Expense	(1,093.75)	(296,765.80)	(73,212.58)
Depreciation/Depletion	(112.94)	(48,651.53)	(5,719.82)
Amortization	-	(18,750.00)	(2,083.33)
Net Other Income & Expense	(1,206.69)	(520,713.51)	(72,037.72)
Income Before Reorganization Expense	(118,494.81)	(6,482,550.37)	(1,111,294.50)
REORGANIZATION EXPENSES			
Professional Fees	856,809.17	3,383,623.93	2,384,835.57
U.S. Trustee Fees	-	1,625.00	1,625.00
Other - Impairment Loss	-	8,270,805.86	8,270,805.86
Total Reorganization Expenses	856,809.17	11,656,054.79	10,657,266.43
Income Tax	-	42,227.05	-
NET PROFIT OR (LOSS)	(975,303.98)	(18,180,832.21)	(11,768,560.93)

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
General and Administrative Expenses
November 30, 2013

OPERATING EXPENSES	Current Month	Year to Date	Total Since Filing
General & Administrative (attach detail)			
Accounting Services	850.00	544,022.94	1,700.00
Business Insurance	39,164.19	385,223.12	92,869.71
Dues & Subscriptions	482.08	32,480.62	2,441.57
Investor Relations	-	95,233.07	-
Legal Fees	1,853.00	432,245.87	4,220.03
License & Permits	378.00	3,329.75	378.00
Marketing (including conferences, website maint & URL)		224,998.90	549.75
Miscellaneous Expenses	10,242.95	161,628.71	22,724.66
Office Expenses (supplies, postage)	1,097.78	40,348.11	3,419.13
Parking		13,278.63	30.00
Payroll Expenses	97,218.90	3,154,437.98	255,652.67
Equity Compensation	34,476.19	399,897.82	(18,358.79)
Less: Officer Compensation	(39,230.76)	(1,092,042.36)	(157,703.20)
Professional Fees (including equity based prof. fees)	(15,976.11)	1,437,707.87	740,177.20
Property Taxes	501.05	7,242.84	1,395.56
Public Relations	4,375.00	236,645.45	11,875.00
Rent	(1,124.51)	122,987.21	19,960.46
Tax Penalties & Interest		5,654.52	4,530.85
Travel & Entertainement		242,983.98	1,194.56
Utilities (water, electric, internet, phone)	673.73	55,770.27	4,919.57
Allocate Marketing costs to subsidiary	-	(878,619.10)	(25,174.12)
Allocate IT costs to subsidiary	-	(296,121.59)	(37,733.96)
	134,981.49	5,329,334.61	929,068.65

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
Other Income
November 30, 2013

OTHER INCOME & (EXPENSE)	Current Month	Year to Date	Total SInce Filing
Other Income (attach list)			
Interest Income	-	3,251.27	37.78
Miscellaneous Income	-	500.00	-
Gain(loss) Equity Method Investment	-	(27,892.41)	-
Gain(loss) Disposal of Assets	-	1,095.95	-
	-	(23,045.19)	37.78

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
Other Expense
November 30, 2013

OTHER INCOME & (EXPENSE)	Current Month	Year to Date	Total SInce Filing
Other Expense (attach list)			
Gain(loss) on foreign currency exchange for loan to Ecotality Australia subsidiary	-	(133,500.99)	8,940.23
	-	(133,500.99)	8,940.23

ECOtality, Inc
Balance Sheet (Accrual Basis)
For the Period Ending November 30, 2013
Case Number: 2:13-BK-16127 (RJH)

	Current Period	Prior Period
Current assets:		
Unrestricted Cash	3,313,300	3,500,445
Restricted Cash	164,000	164,000
Receivables, net	75,279	3,190
Taxes Receivable	28,911	29,411
Due from Insider(s)	-	-
Inventory	11,188	66,971
Prepaid & other assets	1,091,939	1,132,248
Assets Held for Sale	189,758	189,871
Total current assets	4,874,375	5,086,136
Property & equipment:	-	-
Less: accum depr	-	-
Net property & equipment	-	-
Other assets:		
Intercompany Receivable (attach list)	86,165,137	86,166,936
Investment in Collaboratev	22,108	22,108
Total other assets	86,187,245	86,189,044
Total assets	91,061,620	91,275,180
Liabilities & Equity		
Post-Petition Liabilities		
Accounts payable	1,994,093.78	102,835
Accrued Taxes	-	-
Accrued Payroll	19,840.32	19,411
Accrued Legal	378,295	1,204,109
Intercompany Payable (attach list)	28,689	11,671
Accrued liabilities (attach list)	444,367	796,330
Total post-petition liabilities	2,865,284	2,134,357
Pre-Petition Liabilities		
Secured Debt	187,500	187,500
Unsecured Debt	5,000,000	5,000,000
Intercompany Payable (attach list)	982,226	982,226
Other (attach list)	1,070,518	1,074,492
	-	
Total Pre-Petition Liabilities	7,240,244	7,244,218
Shareholder's equity:		
Pre-Petition Equity		
Common stock	33,529	33,529
Preferred Stock	1,744	1,744
Paid in capital	136,003,909	136,003,909
Retained earnings at acquisition	-	-
Retained earnings since acquisition	(43,277,866)	(43,277,866)
Foreign Currency Translation Adj	-	
Total Pre-Petition Equity	92,761,316	92,761,317
	-	
Post-Petition Cumulative Profit(Loss)	(11,768,560.93)	(10,793,257)
Direct Changes to Equity (Employee Stock & Option Vesting)	(36,663)	(71,454)
Total equity	80,956,092.06	81,896,605.46
Total liabilities & equity	91,061,620	91,275,180

Case Number: 2:13-BK-16127 (RJH)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	Current Period	Prior Period
Pre Petition Inter Company Payable		
Due To Ecotality Stores, Inc.	(262,296.59)	(262,296.59)
Due to Portable Energy de Mexico, SA.DEC.V	(719,929.49)	(719,929.49)
Total Pre Petition Intercompany Payable	(982,226.08)	(982,226.08)
Post Petition Inter Company Payable		
Due To Ecotality Stores, Inc.	(28,688.72)	(11,671.17)
Due to Portable Energy de Mexico, SA.DEC.V	-	-
Total Post Petition Payable	(28,688.72)	(11,671.17)
Pre and Post Petition Inter Company Receivable		
Due To Electric Transportation Engineering Corp	82,112,956.66	82,063,414.00
Due To Ecotality Stores, Inc.	4,034,005.86	4,089,005.86
Due to Ecotality Asia Pacific Limited	15,216.38	13,781.16
Due to Portable Energy de Mexico, SA.DEC.V	2,958.28	734.92
Total Post Petition Receviable	86,165,137.18	86,166,935.94

Total Inter Company Receivables / (Payables)	**Current Period**	**Prior Period**
Due To Electric Transportation Engineering Corp	82,112,956.66	82,063,414.00
Due To Ecotality Stores, Inc.	3,743,020.55	3,815,038.10
Due to Ecotality Asia Pacific Limited	15,216.38	13,781.16
Due to Portable Energy de Mexico, SA.DEC.V	(716,971.21)	(719,194.57)
TOTAL Inter Company	85,154,222.38	85,173,038.69

Note: Inter company balances are a net of payables and receivables by entity

Ecotality, Inc.

Case Number: 2:13-BK-16127 (RJH)

Post-Petition Accrued Liabilities

November 30, 2013

POST-PETITION ACCRUED LIABILITIES	Current Period	Prior Period
Accrued Interest	3,281.25	2,187.50
Accrued Utilities	1,943.97	300.00
Accrued BOD Fees	-	19,222.84
Accrued Professional Fees	39,141.65	282,153.70
Accrued Bankruptcy Sales Fees	400,000.00	490,347.83
Misc. Accrual	-	2,118.55
	444,366.87	796,330.42

Ecotality, Inc.

Case Number: 2:13-BK-16127 (RJH)

Pre-Petition Liabilities

November 30, 2013

PRE-PETITION LIABILITIES	Current Period	Prior Period
Accounts Payable	625,845.26	625,845.26
Accrued Payroll	100,770.10	100,770.10
Accrued Legal	19,941.30	19,941.30
Accrued Interest	52,604.17	52,604.17
Accrued Rent	3,577.60	3,577.60
Accrued Contract Payments	221,148.99	221,148.99
Accrued Board Fees	39,498.95	43,472.83
Misc. Accruals	7,131.34	7,131.34
	1,070,517.71	1,074,491.59

Case Number: 2:13-BK-16127 (RJH)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	75,279.43	75,279.43		-
Less Amount Considered Uncollectible	-			
Net Accounts Receivable	75,279.43	75,279.43	-	-

DUE FROM INSIDER	
Schedule Amount	-
Plus: Amount Loaned Since Filing Date	-
Less: Amount Collected Since Filing Date	-
Less: Amount Considered Uncollectible	-
Net Due From Insiders	-

INVENTORY		
Beginning Inventory		66,971.34
Plus: Purchases		-
Less: Cost of Goods Sold		(55,783.31)
Ending Inventory	-	11,188.03

Date Last Inventory was taken: 9/30/2013

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings	575,615.00		(575,615.00)	-
Accumulated Depreciation	101,486.34		(101,486.34)	-
Net Buildings	474,128.66			-
Equipment	1,575,869.64		(1,575,869.64)	-
Accumulated Depreciation	1,571,246.49		(1,571,246.49)	-
Net Equipment	4,623.15			-
Autos/Vehicles	-			-
Accumulated Depreciation	-			-
Net Autos/Vehicles	-			-
Furniture & Fixtures	129,426.36		(129,426.36)	-
Accumulated Depreciation	83,553.47		(83,553.47)	-
Net Furniture & Fixtures	45,872.89			-
Leasehold Improvements	26,630.69		(26,630.69)	-
Accumulated Depreciation	22,430.69		(22,430.69)	-
Net Leasehold Improvements	4,200.00			-

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Case Number: 2:13-BK-16127 (RJH)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable *	1,994,093.78	1,956,153.71	36,281.36	1,658.71	-
Taxes Payable	-				
Notes Payable	-				
Professional Fees Payable	812,471.09	412,471.09	400,000.00		
Secured Debt	-				
Other (attach list)	56,957.84	43,099.17	13,858.67		
Total Post-Petition Liabilities	2,863,522.71	2,411,723.97	450,140.03	1,658.71	-

*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Hind Ravi Brar	Payroll	25,000.00	80,997.84
Murray Jones	Payroll	-	37,843.47
Susie Herrmann	Payroll	14,230.76	38,861.89
Daryl Magana	Board of Director Fees	-	1,958.33
Kevin Cameron	Board of Director Fees	-	2,458.33
Edwars S. Mead	Board of Director Fees	-	1,854.17
Total Payments to Insiders		39,230.76	163,974.03

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
Nair & Co	9/30/2013	Up to $20K per month or $120K ttl	971.27	8,288.67
Kurtzman Carson Consultants, LLC	9/19/2013	NA	26,218.10	26,218.10
Wendy Larchick PC	9/30/2013	Up to $20K per month or $120K ttl	10,035.83	10,035.83
Armando Moreno Ibarra	9/30/2013	Up to $20K per month or $120K ttl	1,475.00	1,475.00
Total Payments to Professionals			38,700.20	46,017.60

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
Accounts Payable
November 30, 2013

	1 - 30	31 - 60	61 - 90	> 90	TOTAL
LIT Industrial Limited Partner	3,815.80	-	-		3,815.80
Digital - The Fruth Group	190.77	-	-		190.77
UPS Supply Chain Solutions, Inc.	24.00	-	-		24.00
Arrowhead	15.00	-	-		15.00
LIT Industrial Limited Partner	-	1,704.42	-		1,704.42
Underwriters Laboratories Inc.	-	505.00	-		505.00
San Diego Gas & Electric	-	309.10	-		309.10
Staples	-	249.18	-		249.18
Armando Moreno-Ibarra	-	225.00	-		225.00
COX Business	-	218.40	-		218.40
Pitney Bowes Global Financial Services	-	213.27	-		213.27
Canon Financial Service, Inc	-	201.83	-		201.83
Everclear Window Cleaning & Services	-	175.00	-		175.00
Everclear Window Cleaning & Services	-	140.00	-		140.00
LIT Industrial Limited Partner	-	122.75	-		122.75
Canon Financial Service, Inc	-	108.81	-		108.81
UPS Supply Chain Solutions, Inc.	-	98.04	-		98.04
Canon Financial Service, Inc	-	93.02	-		93.02
Arrowhead	-	68.26	-		68.26
Allied Storage Containers, Inc.	-	54.72	-		54.72
Everclear Window Cleaning & Services	-	52.50	-		52.50
Fedex	-	31.50	-		31.50
UPS Supply Chain Solutions, Inc.	-	23.52	-		23.52
UPS Supply Chain Solutions, Inc.	-	16.45	-		16.45
UPS Supply Chain Solutions, Inc.	-	10.18	-		10.18
UPS Supply Chain Solutions, Inc.	-	1.41	-		1.41
Bustamante Escandon Y Pareyon SC	-	-	1,360.00		1,360.00
Sanyo Customs Brokerage, Inc.	-	-	252.00		252.00
Arrowhead	-	-	46.71		46.71
ABM	-	562.50	-	-	562.50
ADP	4,430.68	-	-	-	4,430.68
Akin Gump Strauss Hauer & Feld LLP	1,065,104.60	-	-	-	1,065,104.60
Antena Group LLC	-	15,000.00	-	-	15,000.00
Aprea & Micheli, Inc.	3,125.00	-	-	-	3,125.00
Arrowhead	15.00	-	-	-	15.00
Benesch Friendlander Coplan & Aronoff LLP	638.00	-	-	-	638.00
Bryan Cave LLP	137.43	-	-	-	137.43
Corporate Stock Transfer	336.01	-	-	-	336.01
Digital -The Fruth Group	387.94	-	-	-	387.94
Discovery Benefit Claim Fund	10.00	-	-	-	10.00
Discovery Benefits	53.90	-	-	-	53.90
FTI Consulting	679,688.54	-	-	-	679,688.54
Hartman Titus PLC	7,928.00	-	-	-	7,928.00
Jennings,Strouss & Salmon, PLC	68,893.86	-	-	-	68,893.86
Kurtzman Carson Consultants LLC	30,528.44	-	-	-	30,528.44
M2M One	880.00	-	-	-	880.00
Merrill Communications	2,539.61	-	-	-	2,539.61
MR Copy (CCV Payments)	28.15	-	-	-	28.15
MT Data	231.00	346.50	-	-	577.50
Nair & Co	901.38	-	-	-	901.38
NASDAQ OMX	4,375.00	-	-	-	4,375.00
NRAI	708.75	-	-	-	708.75
Over The Wire	437.25	-	-		437.25
Parker Schwartz, PLLC	76,623.35	-	-		76,623.35
ScreenSpaces, Inc.	549.75	-	-		549.75
SRP	33.95	-	-		33.95
TPG The Piacent Group, Inc.	-	15,750.00	-		15,750.00
Travelers-audit	2,265.00	-	-		2,265.00
tw telecom	307.55	-	-		307.55
Wendy L. Larchick PC	950.00	-	-		950.00
					-
TOTAL	**1,956,153.71**	**36,281.36**	**1,658.71**	**-**	**1,994,093.78**

Ecotality, Inc.

Case Number:	2:13-BK-16127 (RJH)

Post-Petition Liabilities
November 30, 2013

POST-PETITION LIABILITIES

Accrued Payroll	19,840.32
Accrued Interest	3,281.25
Accrued Utilities	1,944.21
Intercompany Payable	28,688.72
Misc. Accrual	3,203.34
	56,957.84